Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Goldman Sachs Global Bond Portfolio

(the “Portfolio”)

Supplement dated September 29, 2020

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Goldman Sachs Global Bond Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Hugh Briscoe
Managing Director, Portfolio Manager, Global Fixed Income & Liquidity Solutions	2020
Simon Dangoor, CFA
Managing Director, Portfolio Manager and member of the Fixed Income Strategy Group	2020

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph under “Goldman Sachs Asset Management International (GSAM International)” is deleted in its entirety and replaced with the following:

The SA Goldman Sachs Global Bond Portfolio is managed by Hugh Briscoe and Simon Dangoor, CFA. Mr. Briscoe is a Managing Director and Global Fixed Income Portfolio Manager in GSAM. He is a member of the Investment Committee of the Goldman Sachs UK Defined Benefit Pension Scheme. Previously, Mr. Briscoe was a portfolio manager in GSAM’s Global Liquidity Management team. He joined Goldman Sachs in 2005 as an executive director and was named managing director in 2017. Prior to joining the firm, Mr. Briscoe served in the British Army for 12 years. Mr. Briscoe serves on the finance committee of the Special Air Service Association. He earned a BA (Hons) Philosophy from Bristol University in 1992 and a masters degree in Defense Studies from the College Interarmées De Défence, Paris in 2003. Mr. Dangoor is currently Managing Director, head of Macro Rates Investing within GSAM’s Fixed Income team and a member of the Fixed Income Strategy Group. He is also responsible for leading the Government and Swap Strategy. Previously, Mr. Dangoor led the Country Strategy. He joined GSAM International in 2004 as an analyst and was named managing director in 2011. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-GSG1.1 (9/20)